SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 19, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On April 19, 2011, Evolving Systems, Inc. (“Evolving Systems”) entered into an agreement with Lisa Marie Maxson and Peter McGuire (collectively, the “TSE Sellers”) to amend certain terms and conditions of the Acquisition Agreement entered into by and among the parties on October 15, 2004 (“TSE Acquisition Agreement”), in which Evolving Systems acquired all of the issued and outstanding ownership interests of the TSE Sellers in Telecom Software Enterprises (“TSE”).  Under the terms of Section 1.4(b) of the Acquisition Agreement, the TSE Sellers were entitled to payment of up to $1 million (“NPAC Deferred Payment”) if Evolving Systems entered into certain dispositions or restrictions relative to the TSE software product referred to in the Acquisition Agreement as the “NPAC SMS Simulator.”

On April 21, 2011 Evolving Systems entered into an Asset Purchase Agreement with NeuStar, Inc. (“NeuStar”) under which NeuStar acquired certain assets of Evolving Systems, including the NPAC SMS Simulator (the “NeuStar Transaction”).  Evolving Systems filed a copy of the Asset Purchase Agreement with the SEC on April 21, 2011.

Under the terms of the agreement entered into between Evolving Systems and the TSE Sellers, Evolving Systems agreed to pay the TSE Sellers $325,000 on or before May 2, 2011 (“Initial Payment”) and $325,000 upon closing of the NeuStar Transaction as payment in full of the NPAC Deferred Payment.  The parties also agreed that upon closing of the NeuStar transaction, the TSE Acquisition Agreement would be terminated, and the non-competition agreements entered into by the TSE Sellers in connection with the TSE Acquisition would be terminated.  Finally, the parties agreed that in the event the NeuStar transaction did not close, the provisions of the TSE Acquisition Agreement would be reinstated, the TSE Sellers would be entitled to retain the Initial Payment but Evolving Systems would be given credit against any future NPAC Deferred Payment for the $325,000 payment made.

Text of Agreement.  The full text of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.  The following exhibit is filed with this report.

Exhibit No.	Description
10.1	Agreement among Evolving Systems, Inc. and Lisa Marie Maxson and Peter McGuire

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2011

Evolving Systems, Inc.

By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement among Evolving Systems, Inc. and Lisa Marie Maxson and Peter McGuire